UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2011

Microsemi Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08866	95-2110371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2381 Morse Avenue Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 221-7100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 20, 2011, Microsemi Corporation (“Microsemi”) issued a press release announcing its proposal to acquire Zarlink Semiconductor, Inc. (TSX: ZL) (“Zarlink”). The press release announcing the proposal, including the text of a letter sent to Zarlink on July 20, 2011, is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. In connection with the proposal, Microsemi is making a presentation to investors on July 20, 2011. A copy of the investor presentation dated July 20, 2011 is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

ADDITIONAL INFORMATION

Neither this communication nor the any of the statements incorporated by reference in this communication constitutes an offer to buy or solicitation of an offer to sell any securities. No take-over bid or tender offer for the shares of Zarlink has commenced at this time. In connection with the proposed transaction Microsemi may file take-over bid or tender offer documents with the applicable Canadian securities authorities and the U.S. Securities and Exchange Commission (“SEC”). Any definitive take-over bid or tender offer documents will be made available to shareholders of Zarlink. INVESTORS AND SECURITY HOLDERS OF ZARLINK ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE APPLICABLE CANADIAN AUTHORITIES AND THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed by Microsemi with the applicable Canadian securities authorities through the website maintained by the Canadian Securities Administrators at http://www.sedar.com and with the SEC through the web site maintained by the SEC at http://www.sec.gov.

FORWARD-LOOKING STATEMENTS

All statements included or incorporated by reference in this communication based on current expectations or beliefs, as well as a number of assumptions about future events, are forward-looking statements and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described. The reader is cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties and other factors, many of which are outside the control of Microsemi. The forward-looking statements included or incorporated by reference in this communication address a variety of subjects including, for example, Microsemi’s proposal to acquire Zarlink and the expected benefits of the proposed acquisition, including that the acquisition would be immediately accretive to Microsemi’s earnings. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that Microsemi will not be able to complete the acquisition without the cooperation of Zarlink’s board and management team; the risk that even if the parties work cooperatively on an acquisition, they will not be able to successfully negotiate and enter into a definitive acquisition agreement or, if such an agreement is entered into, the parties will be unable to comply with or satisfy the closing conditions contained therein; the effect of the announcement of the proposal on Microsemi’s and Zarlink’s respective businesses, including their strategic and customer relationships, ability to retain key employees and stock prices; the risk that, if the acquisition is completed, Zarlink’s business will not be successfully integrated with Microsemi’s business, including product mix and acceptance, gross margins and operational and other cost savings or synergies; costs and potential liabilities associated with the acquisition; negative or worsening worldwide economic conditions or market instability; unfavorable conditions in end markets; potential non-realization of expected orders or non-realization of backlog; difficulties in closing or disposing of operations or assets or transferring work from one plant to another; increased competition and technological changes in the industries in which Microsemi and Zarlink compete; and other events that could negatively impact the completion or benefits of the transaction, including industry, economic or political conditions outside of our control. In addition to these factors and any other factors included or incorporated by reference in this communication, the reader should refer as well to the factors, uncertainties or risks identified in Microsemi’s most recent Form 10-K and all subsequent Form 10-Q reports filed by Microsemi with the SEC. Additional risk factors may be identified from time to time in Microsemi’s future filings. The forward-looking statements included or incorporated by reference in this communication speak only as of the date hereof, and Microsemi does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Microsemi Corporation on July 20, 2011.

99.2	Investor Presentation Slides dated July 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation
(Registrant)

	By:	/s/ James J. Peterson
Date: July 20, 2011		James J. Peterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Microsemi Corporation on July 20, 2011.

99.2	Investor Presentation Slides dated July 20, 2011.